                            SCOTLAND BANCORP, INC.
===============================================================================
                             505 SOUTH MAIN STREET
                       LAURINBURG, NORTH CAROLINA 28352
                                (910) 276-2703


                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON APRIL 17, 1997.


     NOTICE IS HEREBY GIVEN that a special meeting (the "Special Meeting") of the stockholders of Scotland Bancorp, Inc. (the "Company") will be held on April 17, 1997 at 4:00 p.m., Eastern Time, at the offices of the Company at 505 South Main Street, Laurinburg, North Carolina 28352.

     The Special Meeting is for the purpose of considering and voting upon the following matters:

     1.  To approve the Scotland Bancorp, Inc. Stock Option Plan;

     2. To approve the Scotland Savings Bank, Inc., SSB Management Recognition Plan.

     The Board of Directors has established February 26, 1997 as the record date for the determination of stockholders entitled to notice of and to vote at the Special Meeting and at any adjournments thereof. In the event there are not sufficient shares present in person or by proxy to constitute a quorum at the time of the Special Meeting, the Special Meeting may be adjourned in order to permit further solicitation of proxies by the Company.


                                    By Order of the Board of Directors


                                    /s/ John B. Clark
                                    John B. Clark
                                    Secretary
Laurinburg, North Carolina
March 10, 1997

A FORM OF PROXY IS ENCLOSED TO ENABLE YOU TO VOTE YOUR SHARES AT THE SPECIAL MEETING. YOU ARE URGED, REGARDLESS OF THE NUMBER OF SHARES YOU HOLD, TO COMPLETE, SIGN, DATE AND RETURN THE PROXY PROMPTLY. A RETURN ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES, IS ENCLOSED FOR YOUR CONVENIENCE.

                            SCOTLAND BANCORP, INC.
===============================================================================
                             505 SOUTH MAIN STREET
                       LAURINBURG, NORTH CAROLINA 28352
                                (910) 276-2703


                                PROXY STATEMENT
                        SPECIAL MEETING OF STOCKHOLDERS
                                APRIL 17, 1997


SOLICITATION AND VOTING OF PROXIES

          This Proxy Statement is being furnished to stockholders of Scotland Bancorp, Inc. (the "Company") in connection with the solicitation by the board of directors of the Company (the "Board of Directors") of proxies to be used at a special meeting of stockholders (the "Special Meeting") to be held on April 17, 1997 at 4:00 p.m., Eastern Time, at the offices of the Company at 505 South Main Street, Laurinburg, North Carolina, and at any adjournments thereof. This Proxy Statement and the accompanying form of proxy were first mailed to stockholders on or about March 10, 1997. The Company's office is located at 505 South Main Street, Laurinburg, North Carolina, 28352, and its telephone number is (910) 276-2703.

          Regardless of the number of shares of the Company's common stock (the "Common Stock") owned, it is important that stockholders be present in person or represented by proxy at the Special Meeting. Stockholders are requested to vote by completing, signing, dating and returning the enclosed proxy in the provided postage-paid envelope. Any stockholder may vote for, against, or abstain with respect to any matter to come before the Special Meeting. If the enclosed proxy is properly completed, signed, dated, and returned, and not revoked, it will be voted in accordance with the instructions therein. If the proxy is returned with no instructions given, the proxy will be voted FOR approval of the Scotland
                                                    ---
Bancorp, Inc. Stock Option Plan (the "Stock Option Plan") and the Scotland Savings Bank, Inc., SSB Management Recognition Plan (the "Management Recognition Plan" or the "MRP"). If instructions are given with respect to one but not both proposals, (i) such instructions as are given will be followed and (ii) the proxy will be voted FOR the Stock Option Plan or the MRP if no instructions on
                    ---
either such proposal are given.

          Other than the matters listed on the attached Notice of Special Meeting of Stockholders, the Board of Directors knows of no matters that will be presented for consideration at the meeting. Execution of a proxy, however, confers on the designated proxy holders discretionary authority to vote the shares represented thereby in accordance with their best judgment on such other business, if any, that may properly come before the Special Meeting or any adjournments thereof.

          A proxy may be revoked at any time prior to its exercise by the filing of a written notice of revocation with the Secretary of the Company, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Special Meeting and voting in person. However, if you are a beneficial owner of shares of the Company's outstanding Common Stock that are not registered in your own name, you will need appropriate documentation from the holder of record of your shares to vote personally at the Special Meeting.

          The Company will pay the cost of preparing, assembling and mailing this Proxy Statement and other proxy solicitation expenses, if any. In addition to the use of the mail, proxies may be solicited personally or by telephone by directors, officers and regular employees of the Company and its wholly-owned savings bank subsidiary, Scotland Savings Bank, Inc., SSB (the "Bank"), without additional compensation therefor. The Company has also retained Regan & Associates as independent proxy solicitors to assist in the solicitation of proxies to be voted at the Special Meeting. The Company will pay any cost associated with retaining independent proxy solicitors. Such cost is not expected to exceed $4,500. The Company also will require brokerage houses and nominees to forward these proxy materials to be the beneficial owners of shares held of record by such persons and, upon request, the Company will reimburse such persons for their reasonable out-of-pocket expenses in doing so.

PURPOSES OF SPECIAL MEETING

          The Special Meeting is for the purpose of considering and voting upon the following matters:

          1.  To approve the Stock Option Plan; and

          2.  To approve the Management Recognition Plan.

VOTING SECURITIES

          The close of business on February 26, 1997 has been fixed by the Board of Directors as the record date ("Record Date") for the determination of those stockholders of record entitled to notice of and to vote at the Special Meeting and any adjournments thereof. As of the Record Date, the Company had outstanding 1,840,000 shares of Common Stock. Each share of Common Stock entitles its owner to one vote on each matter calling for a vote of stockholders at the Special Meeting.

          The presence, in person or by proxy, of the holders of at least a majority of shares of Common Stock entitled to vote at the Special Meeting is necessary to constitute a quorum at the Special Meeting. Since many of our stockholders cannot attend the Special Meeting, it is necessary that a large number be represented by proxy. Accordingly, the Board of Directors has designated proxies to represent those stockholders who cannot be present in person and who desire to be so represented. In the event there are not sufficient stockholders present, in person or by proxy, to constitute a quorum or to approve or ratify any proposal at the time of the Special Meeting, the Special Meeting may be adjourned in order to permit the further solicitation of proxies.

          The Stock Option Plan and the MRP must be approved by the affirmative vote of the holders of a majority of the shares of Common Stock present at the Special Meeting, in person or by proxy, and entitled to vote.

          Abstentions will be counted for purposes of determining whether a quorum is present at the Special Meeting. For purposes of Proposal 1 and Proposal 2, an abstention from voting will have the same effect as a vote against the proposal. Broker non-votes will not be counted either for
-------
determining the existence of a quorum or for tabulating votes cast on either proposal.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

          The Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires that any person who acquires the beneficial ownership of more than 5% of the Common Stock of the Company notify the Securities and Exchange Commission (the "SEC") and the Company. The table below contains certain information, as of the Record Date, regarding all persons or "groups", as defined in the Exchange Act, who held of record or who are known to the Company to own beneficially more than 5% of the Company's Common Stock.

                             AMOUNT AND
                             NATURE OF    PERCENTAGE
                             BENEFICIAL       OF
                            OWNERSHIP/1/   CLASS/2/
NAME AND ADDRESS            ------------  -----------
----------------
James W. Mason                179,870/3/     9.78%
407 Prince Street
Laurinburg, NC 28352

S. T. Snowdon, Jr.            149,200/4/     8.11%
25863 Snead's Grove Road
Laurel Hill, NC 28351

James E. Milligan             162,200/5/     8.82%
8 Canterbury Circle
Pinehurst, NC 28374

James S. Mitchener, Jr.       173,700/6/     9.44%
704 Morrison Lane
Laurinburg, NC 28352

____________________________________

/1/Unless otherwise noted, all shares are owned directly or indirectly by the named individuals, by their spouses and minor children, or by other entities controlled by the named individuals.

/2/Based upon a total of 1,840,000 shares of Common Stock outstanding at the Record Date.

/3/Mr. Mason serves as a trustee of the Scotland Savings Bank, Inc., SSB Employee Stock Ownership Plan (the "ESOP") which holds 147,200 shares of the Company's Common Stock. The trustees of such plan share certain voting and investment power of such shares.

/4/Mr. Snowdon serves as a trustee of the ESOP which holds 147,200 shares of the Company's Common Stock. The trustees of such plan share certain voting and investment power of such shares.

/5/Mr. Milligan serves as a trustee of the ESOP which holds 147,200 shares of the Company's Common Stock. The trustees of such plan share certain voting and investment power of such shares.

/6/Dr. Mitchener serves as a trustee of the ESOP which holds 147,200 shares of the Company's Common Stock. The trustees of such plan share certain voting and investment power of such shares. This number also includes 1,500 shares held by Dr. Mitchener's spouse. Dr. Mitchener disclaims beneficial ownership of such shares.

          Set forth below is certain information, as of the Record Date, regarding those shares of Common Stock owned beneficially by each of the members of the Board of Directors, each of the members of the board of directors of the Bank, certain executive officers of the Company and the Bank, and the directors and executive officers of the Company and the Bank as a group (all persons listed are directors of the Company and the Bank).

                                           AMOUNT AND
                                           NATURE OF     PERCENTAGE
                                           BENEFICIAL        OF
NAME AND ADDRESS                         OWNERSHIP/1,2/   CLASS/3/
----------------                         --------------  -----------
James W. Mason, Chairman of the              179,870/4/     9.78%
 Boards of Directors
407 Prince Street
Laurinburg, NC 28352

S. T. Snowdon, Jr., Vice Chairman of         149,200/5/     8.11%
 the Boards of Directors
25863 Snead's Grove Road
Laurel Hill, NC 28351

Clifton P. Buie                                2,000        0.11%
421 West Boulevard
Laurinburg, NC 28352

E. S. Hill, Jr.                               25,000        1.08%
7840 Dogwood Drive
Laurinburg, NC 28353

John W. Hudson                                 2,500        0.14%
801 Frederick Avenue
Laurinburg, NC 28352

James E. Milligan                            162,200/6/     8.82%
8 Canterbury Circle
Pinehurst, NC 28374

James S. Mitchener, Jr.                      173,700/7/     9.44%
704 Morrison Lane
Laurinburg, NC 28352

James T. Willis                               11,000        0.60%
12540 Bagpipe Lane
Laurinburg, NC 28352


                                           AMOUNT AND
                                           NATURE OF     PERCENTAGE
                                           BENEFICIAL        OF
NAME AND ADDRESS                           OWNERSHIP       CLASS
----------------                         --------------  -----------

William C. Fitzgerald, III, President         31,189/8/     1.97%
 and CEO of the Company
and the Bank
1303 Dunbar Drive
Laurinburg, NC 28352

John B. Clark, Vice President and              8,239        0.45%
Secretary of the Company and Senior
Vice President of the Bank
1803 Sherbrooke Circle
Laurinburg, NC 28352

Directors and Executive Officers as a        303,298/9/    16.48%
 Group (10 Persons)

____________________________________

/1/Voting and investment power is not shared unless otherwise indicated.

/2/Unless otherwise noted, all shares are owned directly or indirectly by the named individuals, their spouses and minor children, or other entities controlled by the named individuals.

/3/Based upon a total of 1,840,000 shares of Common Stock outstanding at the Record Date.

/4/Mr. Mason serves as a trustee of the ESOP which holds 147,200 shares of the Company's Common Stock. The trustees of such plan share certain voting and investment power of such shares.

/5/Mr. Snowdon serves as a trustee of the ESOP which holds 147,200 shares of the Company's Common Stock. The trustees of such plan share certain voting and investment power of such shares.

/6/Mr. Milligan serves as a trustee of the ESOP which holds 147,200 shares of the Company's Common Stock. The trustees of such plan share certain voting and investment power of such shares.

/7/Dr. Mitchener serves as a trustee of the ESOP which holds 147,200 shares of the Company's Common Stock. The trustees of such plan share certain voting and investment power of such shares. This number also includes 1,500 shares held by Dr. Mitchener's spouse. Dr. Mitchener disclaims beneficial ownership of such shares.

/8/This number includes 1,222 shares held by Mr. Fitzgerald's spouse. Mr. Fitzgerald disclaims beneficial ownership of such shares.

/9/The 147,200 shares held by the ESOP for which the trustees, Messrs. Mason, Snowdon, Milligan and Dr. Mitchener, share voting and investment power have been included only once in the total number of shares owned beneficially by the Directors and Executive Officers as a group.


BOARD OF DIRECTORS OF THE BANK

          The Bank also has a ten-member board of directors which is composed of the same persons who are currently directors of the Company.

DIRECTOR COMPENSATION

          BOARD FEES. Members of the Board of Directors receive a $200 fee for each meeting attended. All members of the Company's Board of Directors are also directors of the Bank. For their service on the Bank's board of directors, non-employee members of the Bank board receive $600 per month. The

Chairman receives an additional $400 per month and the Vice Chairman receives an additional $100 per month. In addition, non-employee directors who serve on the Loan Committee receive $325 per month, non-employee directors who serve on the Executive Committee receive $75 for each Executive Committee meeting attended and non-employee directors who serve on the Audit Committee receive $75 for each Audit Committee meeting attended.

          BANK DEFERRED COMPENSATION AGREEMENTS. Three non-employee directors of the Bank, Mr. Snowdon, Mr. Milligan and Dr. Mitchener participate in deferred compensation plans under which such directors, or their designated beneficiaries, are to be paid specified amounts over a ten-year period beginning in 1994 in return for the deferral of certain amounts of directors fees over a seven-year period. Under the provisions of the plan, Mr. Snowdon is currently receiving $735 per month; Mr. Milligan is receiving $647 per month and Dr. Mitchener is receiving $500 per month. The Bank purchased life insurance policies with the Bank named as the beneficiary to fund the benefits received pursuant to these plans. Total expense related to the plans amounted to $12,419 for the year ended September 30, 1996 and the Bank's accrued liability for plan obligations amounted to $118,161 at September 30, 1996.

MANAGEMENT COMPENSATION

          SUMMARY COMPENSATION TABLE. The following table sets forth for the fiscal years ended September 30, 1996 and 1995 certain information as to the cash compensation received by William C. Fitzgerald, III, the President and Chief Executive Officer of the Company and the Bank. There were no other executive officers whose cash compensation exceeded $100,000 for services rendered in all capacities.

                                                             OTHER ANNUAL
    NAME AND                                                 COMPENSATION     ALL OTHER
PRINCIPAL POSITION            YEAR    SALARY     BONUS          ($)/3/        COMPENSATION
------------------            ----  ----------  ----------   -----------      ------------
William C. Fitzgerald, III
President, Chief Executive    1996  $89,575/1/  $27,686/2/      - - -          $2,026/4/
 Officer and Director

                              1995  $82,917     $18,531          - - -         $1,910
-----------

/1/Mr. Fitzgerald's base salary is set pursuant to an employment agreement with the Bank dated as of March 20, 1996. This amount also includes $400 in directors' fees for services on the Company's Board of Directors.

/2/Includes a $12,215 discretionary bonus and a $15,471 annual bonus paid under Mr. Fitzgerald's employment agreement with the Bank.

/3/Under the "Other Annual Compensation" category, perquisites for the fiscal years ended September 30, 1996 and 1995 did not exceed the lesser of $50,000, or 10% of salary and bonus as reported for Mr. Fitzgerald.

/4/The amount contributed to the Bank's 401(k) profit sharing plan for Mr.
   Fitzgerald for the fiscal year ended September 30, 1996.

     BONUS COMPENSATION. For many years, the Bank has paid bonuses to its employees in amounts determined in the discretion of the Bank's board of directors. The Bank anticipates that discretionary bonuses will continue to be paid to its employees in the future.

          401(K) PROFIT SHARING PLAN. The Bank maintains a contributory savings plan for its employees, which meets the requirements of Section 401(k) of the Internal Revenue Code of 1986, as amended (the "Code"). All employees who have completed three months of service and who are at least 21 years of age may elect to contribute a percentage of their compensation to the plan each year, subject to certain maximums imposed by federal law. The Bank will match 50% of each participant's contribution, up to a maximum employer contribution of 2% of the participant's compensation. For purposes of the 401(k) profit sharing plan, compensation means a participant's compensation received from the employer as reported on Form W-2.

          Participants are fully vested in amounts they contribute to the plan. Participants are fully vested in amounts contributed to the plan on their behalf by the Bank as employer matching contributions and as profit sharing contributions after four years of service as follows: 1 year, 25%; 2 years, 50%; 3 years, 75%; 4 or more years, 100%.

          Benefits under the plan are payable in the event of the participant's retirement, death, disability or termination of employment. Normal retirement age under the plan is 65 years of age. The total amount contributed by the Bank to the 401(k) profit sharing plan during the fiscal year ended September 30, 1996 was $7,001.

          EMPLOYEE STOCK OWNERSHIP PLAN. In connection with the Bank's conversion from mutual to stock form of organization (the "Conversion"), the Bank established the ESOP for eligible employees of the Bank. Employees with 1,000 hours of employment in a plan year and who have attained age 21 are eligible to participate. As part of the Conversion, the ESOP borrowed funds from the Company and used the funds to purchase 147,200 of the shares of Common Stock issued in the Conversion. Collateral for the loan is the Common Stock purchased by the ESOP. The loan will be repaid principally from the Bank's discretionary contributions to the ESOP over a period of 15 years or less. Dividends, if any, paid on shares held by the ESOP may also be used to reduce the loan. The loan has not been guaranteed by the Bank.

          Shares purchased by the ESOP are held in a suspense account for allocation among participants as the loan is repaid. Contributions to the ESOP and shares released from the suspense account in an amount proportional to the repayment of the ESOP loan are allocated among ESOP participants on the basis of relative compensation in the year of allocation. Benefits vest in annual increments with full vesting upon attaining five years of service (with credit given for years of service prior to the Conversion). Prior to the completion of five years of credited service, a participant who terminates employment for reasons other than death, retirement (or early retirement), or disability will receive only vested benefits under the ESOP. Forfeitures are reallocated among remaining participating employees in the same proportion as contributions. Benefits immediately vest and are payable upon death or disability. The Bank's contributions to the ESOP are not fixed, so benefits payable under the ESOP cannot be estimated.

          The Bank has established a committee of the board of directors to administer the ESOP. The Trustees for the ESOP are James W. Mason, James E. Milligan, Sam T. Snowdon, Jr. and James S. Mitchener, Jr. The ESOP committee may instruct the trustees regarding investment of funds contributed to the ESOP. Participating employees may instruct the trustees as to the voting of all shares allocated to their respective ESOP accounts. The unallocated shares held in the suspense account, and all allocated shares for which voting instructions are not received, will be voted by the trustees in their discretion subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended.

          EMPLOYMENT AGREEMENT. In connection with the Conversion, the Bank entered into an employment agreement with William C. Fitzgerald, III in order to establish his duties and compensation and to provide for his continued employment with the Bank. The agreement provided for an initial annual base salary of

$93,500 and for an initial term of employment of three years. Commencing on the first anniversary date and continuing on each anniversary date thereafter, following a performance evaluation of the employee, the agreement may be extended for an additional year. The agreement provides that base salary shall be reviewed by the board of directors of the Bank not less often than annually. In addition, the employment agreement provides for profitability and discretionary bonuses and participation in all other pension, profit-sharing or retirement plans maintained by the Bank or by the Company for employees of the Bank, as well as fringe benefits normally associated with such employee's office. The employment agreement provides that it may be terminated by the Bank for cause, as defined in the agreement, and that it may otherwise be terminated by the Bank (subject to vested rights) or by the employee. In the event of a change in control (as defined below) in lieu of continuing to be entitled to receive a profitability bonus, Mr. Fitzgerald's base salary shall be adjusted to include an amount equal to the average of the two previous years' annual profitability bonus and such adjusted base salary shall be increased by a minimum of 6% annually.

          The employment agreement provides that in the event of a change in control of the Bank or the Company, the acquiror shall be bound by the terms of the employment agreement for a period of three years beginning on the date of the change of control and during such time the nature of the employee's compensation, duties or benefits may not be diminished except as set forth in the employment agreement. For purposes of the employment agreement, a change in control generally will occur if (i) after the effective date of the employment agreement, any "person" (as such term is defined in Sections 3(a)(9) and 13(d)(3) of the Exchange Act) directly or indirectly, acquires beneficial ownership of voting stock, or acquires irrevocable proxies or any combination of voting stock and irrevocable proxies, representing 25% or more of any class of voting securities of either the Company or the Bank, or acquires in any manner control of the election of a majority of the directors of either the Company or the Bank, (ii) either the Company or the Bank consolidates or merges with or into another corporation, association or entity, or is otherwise reorganized, where neither the Company nor the Bank is the surviving corporation in such transaction, or (iii) all or substantially all of the assets of either the Company or the Bank are sold or otherwise transferred to, or are acquired by, any other entity or group.

          SPECIAL TERMINATION AGREEMENT. In connection with the Conversion, the Bank entered into a special termination agreement with John B. Clark. The special termination agreement provides for payment to Mr. Clark only (i) in the event of a change in control of the Company or the Bank followed by termination of the employee's employment within 24 months by the Bank for other than "cause," as such term is defined in the agreement, or (ii) in the event the nature of the employee's compensation, duties or benefits are diminished within 24 months following a change in control of the Bank or the Company and the employee terminates his employment within 12 months thereafter. In the event of such a termination of employment, the employee is entitled to payment in an amount equal to two times his "base amount" as defined in Section 280G(b)(3) of the Code, payable in a lump sum or in equal monthly payments. The initial term of the agreement is for a three-year period commencing upon the effective date of the Conversion. On the first anniversary date and continuing on each anniversary date thereafter, following a performance evaluation of the employee, the agreement may be extended for an additional year. For purposes of the special termination agreement, "change in control" has the same meaning as contained in the employment agreement to be entered into with Mr. Fitzgerald. See "-- Employment Agreement".

          SEVERANCE PLAN. The Bank has adopted a Severance Plan for the benefit of its employees. The Severance Plan provides that in the event there is a "change in control" of the Bank or the Company (as defined in the Severance
Plan) and (i) the Bank or any successor of the Bank terminates the employment of any full-time employee of the Bank in connection with, or within 24 months after the change in control, other than for "cause" (as defined in the Severance
Plan), or (ii) an employee terminates his or her employment with the Bank or any successor following a decrease in the level of such employee's annual base salary rate or a transfer of such employee to a location outside of Scotland or Moore Counties, North Carolina within

24 months after a change in control, the employee shall be entitled to a severance benefit equal to the greater of (a) an amount equal to two weeks' salary at the employee's existing salary rate multiplied times the employee's number of complete years of service as the Bank's employee or (b) the amount of one month's salary at the employee's salary rate at the time of termination, subject to a maximum payment equal to two times an employee's annual salary. Officers of the Bank who, at the time of a "change in control," are parties to employment agreements are not covered by the Severance Plan.


                                  PROPOSAL 1

             APPROVAL OF SCOTLAND BANCORP, INC. STOCK OPTION PLAN

GENERAL

          The Board of Directors has adopted the Stock Option Plan which is designed to attract and retain qualified personnel in key positions, provide directors, officers and employees with a proprietary interest in the Company as an incentive to contribute to the success of the Company and reward employees for outstanding performance. The Stock Option Plan is also designed to retain qualified directors for the Company. The Stock Option Plan provides for the grant of incentive stock options intended to comply with the requirements of
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and nonqualified or compensatory stock options. Officers and employees of the Company, the Bank and any subsidiaries will be eligible to receive incentive stock options; directors will be eligible to receive only nonqualified stock options. If stockholder approval is obtained, options to acquire up to 184,000 shares of Common Stock will be awarded to officers and employees of the Company and the Bank and directors of the Company with an exercise price equal to the fair market value of the Common Stock on the date of grant. No cash consideration will be paid for the award of the options.

DESCRIPTION OF THE STOCK OPTION PLAN

          The Prospectus of the Company, dated February 9, 1996, (the "Prospectus") delivered in connection with the Conversion and the Company's initial public offering, contained a summary of a stock option plan and of options which could be granted to directors and employees of the Company and the Bank. The stock option plan as described in the Prospectus contained certain provisions required by the regulations of the Federal Deposit Insurance Company (the "FDIC") in the event the stockholders had approved the plan less than 12 months following the Conversion. The Company has decided to seek stockholder approval of the Stock Option Plan more than 12 months after the Conversion. As a result, the FDIC regulations are no longer applicable to the plan. Consequently, the Board decided to adopt a Stock Option Plan with several provisions that differ from those presented in the Prospectus, including accelerated vesting of options upon retirement or a "change in control" of the Company or the Bank, as described below. The Company anticipates awarding to its directors and executive officers the same percentage of total options available for issuance under the Stock Option Plan as was disclosed in the Prospectus; however, the Company anticipates that the options will vest over a four year period rather than the five year period discussed in the Prospectus.

          The following description of the Stock Option Plan is a summary of its terms and is qualified in its entirety by reference to the Stock Option Plan, a copy of which is attached hereto as Appendix A.

          ADMINISTRATION. The Stock Option Plan will be administered and interpreted by a committee of the Board of Directors (the "Committee") that is composed solely of two or more "non-employee directors" as that term is defined by the Exchange Act rules and regulations.

          STOCK OPTIONS. Under the Stock Option Plan, the Board of Directors or the Committee determines which directors, officers and employees will be granted options, whether such options will be incentive or nonqualified options, the number of shares subject to each option, whether such options may be exercised by delivering other shares of Common Stock and when such options become exercisable. The Stock Option Plan provides that all options will have an option exercise price of not less than the fair market value of a share of Common Stock on the date of grant. The fair market value will be equal to the average high and low selling prices of the Common Stock on the American Stock Exchange ("AMEX"). Based upon the high and low selling prices on February 29, 1997, if options had been granted on that day, they would have an option price of $15.375, the per share market value of the Common Stock underlying the options on that date.

          All options granted to participants under the Stock Option Plan shall become vested and exercisable at the rate determined by the Committee when making an award. Unvested options may not vest after a participant's employment with the Company, the Bank or any subsidiary is terminated for any reason other than the participant's death, disability or retirement. Unless the Committee shall specifically state otherwise at the time an option is granted, all options granted to participants shall become vested and exercisable in full on the date an optionee terminates his employment with or service to the Company, the Bank or any subsidiary because of his death, disability or retirement. In addition, all stock options will become vested and exercisable in full in the event that there is a change in control of the Company, as defined in the Stock Option Plan. Options granted under the Stock Option Plan will have a term of ten years. Stock options are non-transferable except by will or the laws of descent and distribution.

          Payment for shares purchased upon the exercise of options may be made either in cash, by check, bank draft of money order or, if permitted by the Committee, by delivering shares of Common Stock (including shares acquired pursuant to the exercise of an option) with a fair market value equal to the total option price, or a combination of the foregoing. To the extent an optionee already owns shares of Common Stock prior to the exercise of his or her option, such shares could be used (if permitted by the Committee) as payment for the exercise price of the option. If the fair market value of a share of Common Stock at the time of exercise is greater than the exercise price per share, this feature would enable the optionee to acquire a number of shares of Common Stock upon exercise of the option which is greater than the number of shares delivered as payment for the exercise price. Because options may be exercised in part from time to time, the ability to deliver Common Stock as payment of the exercise price could enable the optionee to turn a relatively small number of shares into a large number of shares.

          OPTIONAL CASH PAYMENT. Upon the exercise of an option, at the written request of the optionee, the Committee, in its sole and absolute discretion, may make a cash payment to the optionee, in whole or in part, in lieu of the delivery of shares of Common Stock. Such cash payment, made in exchange for cancellation of the option, shall be equal to the difference between the market value per share of Common Stock, determined in accordance with the Stock Option Plan, on the date of the option exercise and the exercise price per share of the option. However, cash payment will not be made in the event that the transaction would result in liability to the optionee and the Company under Section 16(b) of the Exchange Act.

          NUMBER OF SHARES COVERED BY THE STOCK OPTION PLAN. A total of 184,000 shares of Common Stock has been reserved for issuance pursuant to the Stock Option Plan, which is 10% of the Common Stock issued in connection with the Conversion. In lieu of issuing reserved unissued shares upon the exercise of options, the Company may elect to purchase shares in the open market to fund exercises of options. To the extent that exercised options are funded by authorized but unissued shares, the interests of existing shareholders will be diluted. In the event of a stock split, reverse stock split or stock dividend, the number of shares of Common Stock under the Stock Option Plan, the number of shares to which any option relates and the exercise price per share under any option shall be adjusted to reflect such increase or decrease in the total number of shares of Common Stock outstanding. In addition, in the event the Company declares a special cash dividend or return of capital, the per share exercise price of all previously granted options which remain unexercised as of the date of such declaration may be proportionately adjusted to give effect to such special cash dividend or return of capital as of the date of payment of such special cash dividend or return of capital, subject to certain limitations.

          AMENDMENT AND TERMINATION OF THE STOCK OPTION PLAN. Unless sooner terminated, the Stock Option Plan shall continue in effect for a period of ten years from the date the Stock Option Plan was approved by stockholders and became effective by its terms. The Board may at any time alter, suspend, terminate or discontinue the Stock Option Plan, subject to any applicable regulatory requirements and any required stockholder approval or any stockholder approval which the Board may deem advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying applicable stock exchange or quotation system listing requirements. The Board may not, without the consent of the optionee, make any alteration which would deprive the optionee of his rights with respect to any previously granted option. Termination of the Stock Option Plan would not affect any previously granted options.

          FEDERAL INCOME TAX CONSEQUENCES. Under current provisions of the Code, the federal income tax treatment of incentive stock options and nonqualified stock options is different. Options granted to employees under the Stock Option Plan may be "incentive stock options" which are designed to result in beneficial tax treatment to the employee but not a tax deduction to the Company or the Bank.

          The holder of an incentive stock option generally is not taxed for federal income tax purposes on either the grant or the exercise of the option. However, the optionee must include in his or her federal alternative minimum tax income any excess (the "Bargain Element") of the acquired Common Stock's fair market value at the time of exercise over the exercise price paid by the optionee. Furthermore, if the optionee sells, exchanges, gives or otherwise disposes of such Common Stock (other than in certain types of transactions) either within two years after the option was granted or within one year after the option was exercised (an "Early Disposition"), the optionee generally must recognize the Bargain Element as compensation income for regular federal income tax purposes. Any gain realized on the disposition in excess of the Bargain Element is subject to recognition under the usual rules applying to dispositions of property. If a taxable sale or exchange is made after such holding periods are satisfied, the difference between the exercise price and the amount realized upon the disposition of the Common Stock generally will constitute a capital gain or loss for tax purposes. If an optionee exercises an incentive stock option and delivers shares of Common Stock as payment for part or all of the exercise price of the stock purchased (the "Payment Stock"), no gain or loss generally will be recognized with respect to the Payment Stock; provided, however, if the Payment Stock was acquired pursuant to the exercise of an incentive stock option, the optionee will be subject to recognizing as compensation income the Bargain Element on the Payment Stock as an Early Disposition if the exchange for the new shares occurs prior to the expiration of the holding periods for the Payment Stock. The Company generally would not recognize gain or loss or be entitled to a deduction upon either the grant of an incentive stock option or the optionee's exercise of an incentive stock option. However, if there is an Early Disposition, the Company generally would be entitled to deduct the Bargain Element as compensation paid to the optionee.

          Options granted to directors under the Stock Option Plan would be "nonqualified stock options." In general, the holder of a nonqualified stock option will recognize compensation income equal to the amount by which the fair market value of the Common Stock received on the date of exercise exceeds the sum of the exercise price and any amount paid for the nonqualified stock option. If the optionee elects to pay the exercise price in whole or in part with Common Stock, the optionee generally will not recognize any gain or loss on the Common Stock surrendered in payment of the exercise price. The Company would not recognize any income or be entitled to claim any deduction upon the grant of a nonqualified stock option. At the time the optionee is required to recognize compensation income upon the exercise of the nonqualified stock option, the Company would recognize a compensation expense and be entitled to claim a deduction in the amount equal to such compensation income.

          The above description of tax consequences under federal law is necessarily general in nature and does not purport to be complete. Moreover, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances. Finally, the consequences under applicable state and local income tax laws may not be the same as under the federal income tax laws.

          ACCOUNTING TREATMENT. Neither the grant nor the exercise of an incentive stock option or a nonqualified stock option under the Stock Option Plan currently requires any charge against earnings under generally accepted accounting principles. In October 1995, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 123, "Accounting for Stock-Based Compensation," which is effective for transactions entered into after December 15, 1995. SFAS No. 123 (i) establishes financial accounting and reporting standards for stock-based employee compensation plans,
(ii) defines a fair value method of accounting for an employee stock option or similar equity instrument, and (iii) encourages all entities to adopt that method of accounting for all of their employee stock compensation plans. However, it also allows an entity to continue to measure compensation cost for those plans using the intrinsic value method of accounting prescribed by APB Opinion No. 25, "Accounting for Stock Issued to Employees." Under the fair value method, compensation cost is measured at the grant date based on the value of the award and is recognized over the service period, which is usually the vesting period. Under the intrinsic value method, compensation cost is the excess, if any, of the quoted market price of the stock at grant date or other measurement date over the amount an employee must pay to acquire the stock. The Company anticipates that it will use the intrinsic value method, in which event pro forma disclosure will be included in the footnotes to the Company's financial statements to show what net income and earnings per share would have been if the fair value method had been utilized. If the Company elects to utilize the fair value method, its net income and earnings per share may be adversely affected.

          STOCKHOLDER APPROVAL. No options will be granted under the Stock Option Plan unless the Stock Option Plan is approved by the stockholders.

          OPTIONS TO BE GRANTED. The Committee intends to grant options to directors, officers and employees of the Company and the Bank promptly after the date of stockholder approval of the Stock Option Plan. Not all of the options authorized under the Stock Option Plan will be allocated at this time. Any unallocated options, in addition to forfeited options, will be subject to allocation later. At this time, 21 directors, executive officers and employees of the Company and the Bank would be eligible to participate under the Stock Option Plan. No options will be granted to any associates of any of the directors or executive officers of the Company or the Bank. The table on page 15 sets forth in column two information with respect to the number of options that the Company anticipates would be granted to directors, executive officers and other employees as a group upon stockholder approval of the Stock Option Plan .

          It is currently anticipated that 25% of the aggregate number of options granted to directors, officers and employees will be vested and exercisable on the date of grant and 25% of the aggregate number of options granted will vest and become exercisable on each of the next three annual anniversary dates thereafter .

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE SCOTLAND---BANCORP, INC. STOCK OPTION PLAN.


                                  PROPOSAL 2

               APPROVAL OF THE SCOTLAND SAVINGS BANK, INC., SSB
                          MANAGEMENT RECOGNITION PLAN

GENERAL

          The Boards of Directors of the Company and the Bank have adopted and desire to establish the Management Recognition Plan, the objective of which is to encourage the continued service of directors, officers and employees of the Bank. The MRP will provide directors, officers and employees with an ownership interest in the Company in a manner designed to serve as an incentive to contribute to the success of the Bank and the Company and to reward employees for outstanding performance. All directors, officers and employees of the Bank are eligible for participation in the MRP.

DESCRIPTION OF THE MRP

          As with the Stock Option Plan and as discussed under Proposal 1, the management recognition plan as described in the Prospectus contained certain provisions that were required by the FDIC if stockholder approval of the plan was obtained less than 12 months after the Conversion. Several provisions of the proposed MRP described below differ from those disclosed in the Prospectus, including accelerated vesting upon a "change in control" of the Company or the Bank. As with the Stock Option Plan, the Bank anticipates awarding its directors and executive officers the same percentage of total restricted shares under the MRP as was disclosed in the Prospectus. The Bank anticipates that the restricted shares will vest over a five year period rather than the six year period discussed in the Prospectus. The following description of the MRP is a summary of its terms and is qualified in its entirety by reference to the MRP, a copy of which is attached hereto as Appendix B.

          ADMINISTRATION. The MRP will be administered and interpreted by a committee of the board of directors of the Bank (the "Committee") that is composed solely of two or more "non-employee directors", as defined by Exchange Act. The board of directors of the Bank will appoint the trustees of the trust established pursuant to the MRP (the "Trust"). The trustees will have the responsibility to invest all funds contributed by the Bank to the Trust.

          AWARDS OF RESTRICTED STOCK. Upon stockholder approval, the MRP will acquire 73,600 shares of Common Stock, which is equal to 4% of the Common Stock issued in the Conversion. It is anticipated that these shares either will be purchased on the open market or issued from authorized but unissued shares of Common Stock. To the extent that the MRP acquires authorized but unissued shares, the interests of existing shareholders will be diluted.

          Shares of Common Stock granted pursuant to the MRP will be in the form of restricted stock which will vest over a period of time determined by the Committee. Shares issued under the MRP will be issued at no cost to recipients. A recipient will be entitled to all voting and other stockholder rights with respect to shares which have been awarded under the MRP. However, until such shares have vested, they will be held in the MRP Trust. Such unvested shares may not be sold, pledged or otherwise disposed of. In addition, any cash dividends or stock dividends declared with respect to unvested share awards will be held by the MRP Trust for the benefit of the recipients and such dividends, including any interest thereon, will be paid out proportionately by the MRP Trust to the recipients thereof as soon as practicable after the share awards become vested. The MRP provides that cash held by the Trust pursuant to receipt of dividends, including a special dividend or return of capital, on the Common Stock held by the Trust and unallocated to participants may be used to purchase additional shares of Common Stock.

          If a recipient terminates employment for reasons other than death or disability, the recipient will forfeit all rights to the allocated shares which have not yet vested. All shares subject to an award held by a recipient whose employment with or service to the Company, the Bank or any subsidiary terminates due to death or disability, as defined in the MRP, shall be vested as of the recipient's last day of employment with or service to the Company, the Bank or any subsidiary and shall be distributed as soon as practicable thereafter. All shares subject to an award held by a recipient also shall be vested in the event of a change in control of the Company, as defined in the MRP.

          AMENDMENT AND MODIFICATION OF THE MRP. The board of directors of the Bank may at any time amend or modify the MRP in any respect, subject to applicable regulatory requirements and required stockholder approvals. However, any amendment or modification of the MRP shall not in any manner affect any award of shares made previously to a recipient under the Plan without the consent of such recipient.

          FEDERAL INCOME TAX CONSEQUENCES. Pursuant to Section 83 of the Code, recipients of MRP awards will recognize ordinary income in an amount equal to the fair market value of the shares of Common Stock granted to them at the time that the shares vest and become transferable. A recipient of a MRP award may also elect, however, to accelerate the recognition of income with respect to his or her grant to the time when shares of Common Stock are first transferred to him or her, notwithstanding the vesting schedule of such awards. The Company will be entitled to deduct as a compensation expense for tax purposes the same amounts recognized as income by recipients of MRP awards in the year in which such amounts are included in income.

          ACCOUNTING TREATMENT. For a discussion of SFAS No. 123, see "Proposal 1 Approval of Scotland Bancorp, Inc. Stock Option Plan - Accounting Treatment." Under the intrinsic value method, the Company will also recognize a compensation expense as shares of Common Stock granted pursuant to the MRP vest. The amount of compensation expense recognized for accounting purposes is based upon the fair market value of the Common Stock at the date of grant to recipients, rather than the fair market value at the time of vesting for tax purposes.

          STOCKHOLDER APPROVAL. No shares will be granted under the MRP unless it is approved by the stockholders.

          SHARES TO BE GRANTED. The Committee intends to grant awards of restricted stock to directors, officers and employees of the Bank promptly after the date of stockholder approval of the MRP. The following table sets forth certain information with respect to awards the Company and the Bank anticipate would be made upon stockholder approval of the Stock Option Plan and the MRP. Column two lists the options that the Company anticipates would be granted to directors, executive officers and other employees as a group under the Stock Option Plan; column three lists the number of shares of Common Stock the Bank anticipates would be awarded to directors, executive officers and other employees as a group under the MRP. Column four sets forth the dollar value of the stock awards assuming a value per share of Common Stock equal to $15.375, which was the closing market price of the Common Stock on AMEX on February 25, 1997. This valuation is without regard to the restrictions on the shares of Common Stock awarded under the Management Recognition Plan.


      NAME AND POSITION/1/                    STOCK OPTION PLAN  MANAGEMENT RECOGNITION PLAN
      ---------------------                   -----------------  ---------------------------
                                              NUMBER OF SHARES
                                              SUBJECT TO STOCK    NUMBER OF
      NON-EMPLOYEE DIRECTORS                       OPTIONS          SHARES     DOLLAR VALUE
      ------------------------                -----------------  -----------  --------------
Clifton P. Buie, Director                                 6,900        2,760        $ 42,435

Ervin S. Hill, Jr., Director                              6,900        2,760          42,435

John W. Hudson, Director                                  6,900        2,760          42,435

James W. Mason, Chairman of the Board                     6,900        2,760          42,435

James E. Milligan, Director                               6,900        2,760          42,435

James S. Mitchener, Jr., Director                         6,900        2,760          42,435

Sam T. Snowdon, Jr., Vice Chairman of the
 Board                                                    6,900        2,760          42,435

James T. Willis, Director                                 6,900        2,760          42,435
                                                         ------       ------        --------
     Total (8 persons)                                   55,200       22,080        $339,480
                                                         ======       ======        ========
      EXECUTIVE OFFICERS
      ------------------

William C. Fitzgerald, III, President, CEO
 and Director                                            46,000       18,400        $282,900

John B. Clark, Vice President and Director               36,800       14,720         226,320
                                                         ------       ------        --------
     Total (2 persons)                                   82,800       33,120        $509,220
                                                         ======       ======        ========

Non-Executive Officer Employees Group
     (11 persons)                                        39,000       18,400        $282,900
------------------------

/1/Position with Company, unless otherwise indicated.

        It is currently anticipated that 20% of the aggregate number of shares granted to directors, officers and employees will be vested on the date of grant promptly after shareholder approval of the MRP and that 20% of the aggregate number of shares granted will vest on each of the next four annual anniversary dates thereafter. The Committee, in its sole and absolute discretion, may provide for an accelerated vesting schedule for directors, officers and employees who are eligible for retirement before the expiration of the anticipated five-year vesting schedule.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE SCOTLAND
                                              ---
SAVINGS BANK, INC., SSB MANAGEMENT RECOGNITION PLAN.


            INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

          Stockholders are being asked to approve the Stock Option Plan and MRP. As set forth above, the Stock Option Plan and MRP will not be effective without the required stockholder approval. Members of the management and the Boards of Directors of the Company and the Bank, most of whom are stockholders and who, as a group, have voting control over 303,298 shares (16.48%) of the Common Stock, will be participants of these plans. See "PROPOSAL 1 - APPROVAL OF SCOTLAND BANCORP, INC. STOCK OPTION PLAN" and "PROPOSAL 2 - APPROVAL OF THE SCOTLAND SAVINGS BANK, INC. SSB MANAGEMENT RECOGNITION PLAN."

                   DATE FOR RECEIPT OF STOCKHOLDER PROPOSALS

          It is presently anticipated that the 1998 Annual Meeting of Stockholders will be held in January of 1998. In order for stockholder proposals to be included in the proxy material for that meeting, such proposals must be received by the Secretary of the Company at the Company's principal executive office not later than September 19, 1997, and meet all other applicable requirements for inclusion therein.

          The Company's Bylaws provide that, in order to be eligible for consideration at an annual meeting of stockholders, all nominations of directors, other than those made by the Company's Board of Directors, must be made in writing and must be delivered to the Secretary of the Company not less than 30 days nor more than 50 days prior to the meeting at which such nominations will be made; provided, however, if less than 21 days notice of the meeting is given to stockholders, such nominations must be delivered to the Secretary of the Company not later than the close of business on the seventh day following the day on which the notice of meeting was mailed.


                                    By Order of the Board of Directors


                                    /s/ John B. Clark
                                    John B. Clark
                                    Secretary

Laurinburg, North Carolina
March 10, 1997

                                                                      APPENDIX A

                             SCOTLAND BANCORP, INC.
                               STOCK OPTION PLAN


     THIS IS THE STOCK OPTION PLAN ("Plan") of Scotland Bancorp, Inc. (the "Corporation"), a North Carolina corporation, with its principal office in Laurinburg, Scotland, Davie County, North Carolina, adopted by the Board of Directors of the Corporation and effective upon the approval of the Plan by the shareholders of the Corporation, under which options may be granted from time to time to eligible directors and employees of the Corporation, Scotland Savings Bank, Inc., SSB (the "Bank") and of any corporation or other entity of which either the Corporation or the Bank owns, directly or indirectly, not less than 50% of any class of equity securities (a "Subsidiary"), to purchase shares of common stock of the Corporation ("Common Stock"), subject to the provisions set forth below:

     1.    PURPOSE OF THE PLAN.  The purpose of the Plan is to aid the
           -------------------
Corporation, the Bank and any Subsidiary in attracting and retaining capable directors and employees and to provide a long range incentive for directors and employees to remain in the management of the Corporation, the Bank or any Subsidiary, to perform at increasing levels of effectiveness and to acquire a permanent stake in the Corporation with the interest and outlook of an owner. These objectives will be promoted through the granting of options to acquire shares of Common Stock pursuant to the terms of this Plan.

     2.    ADMINISTRATION.  The Plan shall be administered by a committee (the
           --------------
"Committee"), which shall consist of not less than two members of the Board of Directors of the Corporation (the "Board") who are "Non-Employee Directors" as defined in Rule 16b-3(b)(3) of the Rules and Regulations under the Securities Act of 1934 (the "Exchange Act"). Members of the Committee shall serve at the pleasure of the Board. In the absence at any time of a duly appointed Committee, this Plan shall be administered by the Board. The Committee may designate any officers or employees of the Corporation, the Bank or any Subsidiary to assist in the administration of the Plan and to execute documents on behalf of the Committee and perform such other ministerial duties as may be delegated to them by the Committee.

     Subject to the provisions of the Plan, the determinations or the interpretation and construction of any provision of the Plan by the Committee shall be final and conclusive upon all persons affected thereby. By way of illustration and not of limitation, the Committee shall have the discretion (a) to construe and interpret the Plan and all options granted hereunder and to determine the terms and provisions (and amendments thereof) of the options granted under the Plan (which need not be identical); (b) to define the terms used in the Plan and in the options granted hereunder; (c) to prescribe, amend and rescind the rules and regulations relating to the Plan; (d) to determine the individuals to whom and the time or times at which such options shall be granted, the number of shares to be subject to each option, the option price, and the determination of leaves of absence which may be granted to participants without constituting a termination of their employment for the purposes of the Plan; and (e) to make all other determinations necessary or advisable for the administration of the Plan.

     It shall be in the discretion of the Committee to grant options which qualify as "incentive stock options," as that term is defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") ("Incentive Stock Options") or which do not qualify as Incentive Stock Options ("Nonqualified Stock Options") (herein referred to collectively as "Options;" however, whenever reference is specifically made only to "Incentive Stock Options" or "Nonqualified Stock Options," such reference shall be deemed to be made to the exclusion of the other). Any options granted which fail to satisfy the requirements for Incentive Stock Options shall become Nonqualified Stock Options.

     3.    STOCK AVAILABLE FOR OPTIONS.  In the discretion of the Committee, the
           ---------------------------
stock to be subject to Options under the Plan shall be authorized but unissued shares of Common Stock which are issued directly to optionees upon exercise of options and/or shares of Common Stock which are acquired by the Plan or the Corporation in the open market. The total number of shares of Common Stock for which Options may be granted under the Plan is 184,000 shares, which is 10% of the total number of shares of Common Stock issued by the Corporation in connection with the conversion of the Bank from a North Carolina mutual savings bank to a North Carolina stock savings bank on March 29, 1996 (the "Conversion"). Such number of shares is subject to any capital adjustments as provided in Section 16. In the event that an Option granted under the Plan is forfeited, released, expires or is terminated unexercised as to any shares covered thereby, such shares thereafter shall be available for the granting of Options under the Plan; however, if the forfeiture, expiration, release or termination date of an Option is beyond the term of existence of the Plan as described in Section 21, then any shares covered by forfeited, unexercised, released or terminated options shall not reactivate the existence of the Plan and therefore may not be available for additional grants under the Plan. The Corporation, during the term of the Plan, will reserve and keep available a number of shares of Common Stock sufficient to satisfy the requirements of the Plan. In the discretion of the Committee, the shares of Common Stock necessary to be delivered to satisfy exercised options may be from authorized and unissued shares of Common Stock or may be purchased in the open market.

     4.    ELIGIBILITY.  Options shall be granted only to individuals who meet
           -----------
all of the following eligibility requirements:

          (a) Such individual must be an employee or a member of the Board of Directors of the Corporation, the Bank or a Subsidiary. For this purpose, an individual shall be considered to be an "employee" only if there exists between the Corporation, the Bank or a Subsidiary and the individual the legal and bona fide relationship of employer and employee. In determining whether such relationship exists, the regulations of the United States Treasury Department relating to the determination of such relationship for the purpose of collection of income tax at the source on wages shall be applied.

          (b) Such individual must have such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the investment involved in the exercise of the Options.

          (c) Such individual, being otherwise eligible under this Section 4, shall have been selected by the Committee as a person to whom an Option shall be granted under the Plan.

     In determining the directors and employees to whom Options shall be granted and the number of shares to be covered by each Option, the Committee shall take into account the nature of the services rendered by respective directors and employees, their present and potential contributions to the success of the Corporation, the Bank and any Subsidiary and such other factors as the Committee shall deem relevant. A director or employee who has been granted an Option under the Plan may be granted an additional Option or Options under the Plan if the Committee shall so determine.

     If, pursuant to the terms of the Plan, it is necessary that the percentage of stock ownership of any individual be determined, stock ownership in the Corporation or of a related corporation which is owned (directly or indirectly) by or for such individual's brothers and sisters (whether by the whole or half blood), spouse, ancestors, and lineal descendants or by or for any corporation, partnership, estate or trust of which such employee is a shareholder, partner or beneficiary shall be considered as owned by such director or employee.

     5.    OPTION GRANTS.  Subject to the provisions of this Plan, Options
           -------------
shall be awarded to the directors and employees in such amounts as are determined by the Committee. The proper officers on behalf of the Corporation and each Optionee shall execute a Stock Option Grant and Agreement (the "Option Agreement") which shall set forth the total number of shares of Common Stock to which it pertains, the exercise price, whether it is a Nonqualified Stock Option or an Incentive Stock Option, and such other terms, conditions, restrictions and privileges as the Committee in each instance shall deem appropriate, provided they are not inconsistent with the terms, conditions and provisions of this Plan. Each Optionee shall receive a copy of his executed Option Agreement. Any Option granted with the intention that it will be an Incentive Stock Option but which fails to satisfy a requirement for Incentive Stock Options shall continue to be valid and shall be treated as a Nonqualified Stock Option.

     6.    OPTION PRICE.
           ------------

          (a) The option price of each Option granted under the Plan shall be not less than 100% of the market value of the stock on the date of grant of the Option. In the case of incentive stock options granted to a shareholder who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation, the Bank or a Subsidiary (a "ten percent shareholder"), the option price of each Option granted under the Plan shall not be less than 110% of the market value of the stock on the date of grant of the Option. If the Common Stock is listed on a national securities exchange (including for this purpose the Nasdaq Stock Market, Inc. National Market) on the date in question, then the market value per share shall be not less than the average of the highest and lowest selling price on such exchange on such date, or if there were no sales on such date, then the market price per share shall be equal to the average between the bid and asked price on such date. If the Common Stock is traded otherwise than on a national securities exchange (including for this purpose the Nasdaq Stock Market, Inc. National Market) on the date in question, then the market price per share shall be equal to the average between the bid and asked price on such date, or, if there is no bid and asked price on such date, then on the next prior business day on which there was a bid and asked price. If no such bid and asked price is available, then the market value per share shall be its fair market value as determined by the Committee, in its sole
     and absolute discretion.   The Committee shall maintain a written record of
     its method of determining such value.

          (b) The option price shall be payable to the Corporation either (i) in cash or by check, bank draft or money order payable to the order of the Corporation, or (ii) at the discretion of the Committee, through the delivery of shares of the common stock of the Corporation owned by the optionee with a market value (determined in a manner consistent with (i) above) equal to the option price, or (iii) at the discretion of the Committee by a combination of (i) and (ii) above. No shares shall be delivered until full payment has been made.

     7.    EXPIRATION OF OPTIONS.  The Committee shall determine the
           ---------------------
expiration date or dates of each Option, but such expiration date shall be not later than 10 years after the date such Option is granted. In the event an Incentive Stock Option is granted to a ten percent shareholder, the expiration date or dates of each Option shall be not later than 5 years after the date such Option is granted. The Committee, in its discretion, may extend the expiration date or dates of an Option after such date was originally set; however, such expiration date may not exceed the maximum expiration date described in this
Section 7.

     8.    TERMS AND CONDITIONS OF OPTIONS.
           -------------------------------

          (a) All Options must be granted within 10 years of the Effective Date of this Plan as defined in Section 20.

          (b) The Committee may grant Options which are intended to be Incentive Stock Options and Nonqualified Stock Options, either separately or jointly, to an eligible employee.

          (c) The grant of Options shall be evidenced by a written instrument (an Option Agreement) containing terms and conditions established by the Committee consistent with the provisions of this Plan.

          (d) Not less than 100 shares may be purchased at any one time unless the number purchased is the total number at that time purchasable under the Plan.

          (e) The recipient of an Option shall have no rights as a shareholder with respect to any shares covered by his Option until payment in full by him for the shares being purchased. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock is fully paid for, except as provided in
     Section 16.

          (f) The aggregate fair market value of the stock (determined as of the time the Option is granted) with respect to which Incentive Stock Options are exercisable for the first time by any participant during any calendar year (under all benefit plans of the Corporation, the Bank or any Subsidiary, if applicable) shall not exceed $100,000; provided, however, that such $100,000 limit of this subsection (f) shall not apply to the grant of Nonqualified Stock Options. The Committee may grant Options which are exercisable in excess of the foregoing limitations, in which case Options granted which are exercisable in excess of such limitation shall be Nonqualified Stock Options.

          (g) All stock obtained pursuant to an option which qualifies as an Incentive Stock Option shall be held in escrow for a period which ends on the later of (i) two (2) years from the date of the granting of the Option or (ii) one (1) year after the transfer of the stock pursuant to the exercise of the Option. The stock shall be held by the Corporation or its designee. The employee who has exercised the Option shall during such holding period have all rights of a shareholder, including but not limited to the rights to vote, receive dividends and sell the stock. The sole purpose of the escrow is to inform the Corporation of a disqualifying disposition of the stock within the meaning of Section 422 of the Code, as amended, and it shall be administered solely for that purpose.

     9.    EXERCISE OF OPTIONS.
           -------------------

          (a) Options granted to an optionee by virtue of his position as a nonemployee director of the Corporation or the Bank (as stated in the Option Agreement) or to an employee by virtue of his position as an employee (as stated in the Option Agreement) shall become vested and exercisable at the times, at the rate and subject to such limitations as may be set forth in the Option Agreement executed in connection therewith; provided, however, that all outstanding and nonforfeited options shall be exercisable, if not sooner, on the day prior to the expiration date thereof.

          (b) Unless the Committee shall specifically state otherwise at the time an Option is granted, all Options granted hereunder shall become vested and exercisable upon the optionee's death, retirement or disability within the meaning of Section 22(e)(3) of the Code, and in the event of a change in control as set forth in Section 13 of this Plan.

          (c) The exercise of any Option must be evidenced by written notice to the Corporation that the optionee intends to exercise his Option. In no event shall an Option be deemed granted by the Corporation or exercisable by a recipient prior to the mutual execution by the Corporation and the recipient of an Option Agreement which comports with the requirements of
     Section 5 and Section 8(c).

          (d) Any right to exercise Options in annual installments shall be cumulative and any vested installments may be exercised, in whole or in part, at the election of the optionee.

          (e) The inability of the Corporation or Bank to obtain approval from any regulatory body or authority deemed by counsel to be necessary to the lawful issuance and sale of any shares of Common Stock hereunder shall relieve the Corporation and the Bank of any liability in respect of the non-issuance or sale of such shares. As a condition to the exercise of an option, the Corporation may require the person exercising the Option to make such representations and warranties as may be necessary to assure the availability of an exemption from the registration requirements of federal or state securities laws.

          (f) The Committee shall have the discretionary authority to impose in the Option Agreements such restrictions on shares of Common Stock as it may deem appropriate or desirable, including but not limited to the authority to impose a right of first refusal or to establish repurchase rights or both of these restrictions.

          (g) Notwithstanding anything to the contrary herein, an optionee receiving the grant of an Option by virtue of his or her position as a director or as an employee of the Corporation, the Bank or a Subsidiary (as stated in the Option Agreement), shall be required to exercise his or her Options within the periods set forth in Sections 10, 11 and 12 below.

     10.   TERMINATION OF EMPLOYMENT - EXCEPT BY DISABILITY, RETIREMENT OR
           ---------------------------------------------------------------
DEATH.  If any optionee receiving the grant of an Option by virtue of his
-----
position as a director (as stated in the Option Agreement) ceases to be a director of the Corporation, the Bank or any Subsidiary for any reason other than death, retirement (as defined in Section 11) or disability (as defined in Section 11) or if any optionee receiving the grant of an Option by virtue of his position as an employee (as stated in the Option Agreement) ceases to be an employee of the Corporation, the Bank or any Subsidiary for any reason other than death, retirement (as defined in Section 11) or disability (as defined in Section 11), he may, (i) at any time within three (3) months after his date of termination, but not later than the date of expiration of the Option, exercise any Option designated in the Option Agreement as an Incentive Stock Option and
(ii) at any time prior to the date of expiration of the Option, exercise any option designated in the Option Agreement as a Nonqualified Stock Option. However, in either such event the optionee may exercise any Option only to the extent it was vested and he or she was entitled to exercise the Option on the date of termination. Any Options or portions of Options of terminated optionees not so exercised shall terminate and be forfeited.

     11.   TERMINATION OF EMPLOYMENT - DISABILITY OR RETIREMENT.  If any
           ----------------------------------------------------
optionee receiving the grant of an Option by virtue of his position as a director (as stated in the Option Agreement) ceases to be a director of the Corporation, the Bank or any Subsidiary due to his becoming disabled within the meaning of Section 22(e)(3) of the Code, or if any employee receiving the grant of an Option by virtue of his position as an employee (as stated in the Option Agreement) ceases to be employed by the Corporation, the Bank or any Subsidiary due to his becoming disabled within the meaning of Section 22(e)(3) of the Code, all unvested and forfeitable Options of such optionee shall immediately become vested and nonforfeitable and he may, (i) at any time within 12 months after his date of termination, but not later than the date of expiration of the Option, exercise any option designated in the Option Agreement as an Incentive Stock Option with respect to all shares subject thereto and (ii) at any time prior to the date of expiration of the

Option, exercise any Option designated in the Option Agreement as a Nonqualified Stock Option with respect to all shares subject thereto. Any portions of Options of optionees who are terminated because they become disabled which are not so exercised shall terminate.

     If any optionee receiving the grant of an Option by virtue of his position as a director (as stated in the Option Agreement) ceases to be a director of the Corporation, the Bank or any Subsidiary due to his retirement, or if any employee receiving the grant of an Option by virtue of his position as an employee (as stated in the Option Agreement) ceases to be employed by the Corporation, the Bank or any Subsidiary due to his retirement, all unvested and forfeitable Options of such optionee shall immediately become vested and nonforfeitable and he may, at any time prior to the date of expiration of the Option, exercise such Options; provided, however, that if the Option is exercised more than three months after an employee's retirement, the Option may be treated as a Nonqualified Stock Option. Any portions of Options of retired directors or employees not so exercised shall terminate. For purposes of this Plan, the term "retirement," as it relates to any optionee receiving a grant of an Option as a result of his or her position as an employee of the Corporation, the Bank or any Subsidiary, shall mean (i) the termination of the optionee's employment under conditions which would constitute retirement under any tax qualified retirement plan maintained by the Corporation, the Bank or a Subsidiary, or (ii) termination of employment after attaining age 65. The term "retirement," as it relates to any optionee receiving a grant of an Option as a result of his or her position as a director, shall mean the cessation of membership on such board of directors (i) with the approval of such board of directors, at any time after such optionee reaches age 65, or (ii) at the election of the optionee at any time after not less than 25 years of service as a member of the such board of directors, as applicable.

     12.   TERMINATION OF EMPLOYMENT - DEATH.  If an optionee receiving the
           ---------------------------------
grant of an option by virtue of his position as a director (as stated in the Option Agreement) dies while a director of the Corporation, the Bank or any Subsidiary or if any employee receiving the grant of an option by virtue of his position as an employee (as stated in the Option Agreement) dies while in the employment of the Corporation, the Bank or a Subsidiary, all unvested and forfeitable Options of such optionee shall immediately become vested and nonforfeitable and the person or persons to whom the Option is transferred by will or by the laws of descent and distribution may exercise the Option at any time until the term of the Option has expired, with respect to all shares subject thereto, to the same extent and upon the same terms and conditions the optionee would have been entitled to do so had he lived. Any Options or portions of options of deceased directors or employees not so exercised shall terminate.

     13.   CHANGE IN CONTROL.  In the event that an optionee ceases to be an
           -----------------
employee or a director of the Corporation, the Bank or a Subsidiary (which position resulted in his or her receipt of an option pursuant to this Plan) for any reason after the occurrence of a "change in control" and prior to the time that all shares allocated to him or her would be 100% vested, nonforfeitable and exercisable in accordance with Sections 9 and 10 above, then, notwithstanding Sections 9 and 10 above, all Options granted to such optionee shall immediately become fully vested and nonforfeitable. For purposes of this Plan, a "change in control" shall mean (i) a change in control of a nature that would be required to be reported by the Corporation in response to Item 1 of the Current Report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Exchange Act; (ii) such time as any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation or Bank representing 25% or more of the combined voting power of the outstanding Common Stock of the Corporation or outstanding common stock of the Bank, as applicable; or (iii) individuals who constitute the Board or the board of directors of the Bank on the date hereof (the "Incumbent Board" and "Incumbent Bank Board," respectively) cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board or Incumbent Bank Board, as applicable, or whose nomination for election by the Corporation's or Bank's shareholders was approved by the Corporation's or Bank's Board of Directors or Nominating Committee, shall be considered as though he or she were a member of the Incumbent Board or Incumbent Bank Board, as applicable; or (iv) either the Corporation or the Bank consolidates or merges with or into another corporation, association or entity or is otherwise reorganized, where neither the Corporation nor the Bank, respectively, is the surviving corporation in such transaction; or (v) all or substantially all of the assets of either the Corporation or the Bank are sold or otherwise transferred to or are acquired by any other entity or group.

     As set forth in Section 10, in the event of such a termination after a change in control, the Optionee must exercise any Incentive Stock Options within three (3) months after his date of termination, but in no event later than the date of expiration of the Option and may exercise any Nonqualified Stock Options at any time prior to the date of expiration of the Option.

     14.   OPTIONAL CASH PAYMENT.   Upon the exercise of an Option, at the
           ---------------------
written request of the optionee, the Committee, in its sole and absolute discretion, may make a cash payment to the optionee, in whole or in part, in lieu of the delivery of shares of Common Stock. Such cash payment to be paid in lieu of delivery of Common Stock shall be equal to the difference between the market value per share (determined as set forth in Section 6 above) of Common Stock on the date of the Option exercise and the exercise price per share of the Option. Such cash payment shall be in exchange for the cancellation of such Option. Notwithstanding the above, such cash payment shall not be made in the event that such transaction would result in liability to the optionee and the Company under Section 16(b) of the Exchange Act, and the regulations promulgated thereunder.

     15.   RESTRICTIONS ON TRANSFER.  An Option granted under this Plan may
           ------------------------
not be transferred except by will or the laws of descent and distribution and, during the lifetime of the optionee to whom it was granted, may be exercised only by such optionee.

     16.   CAPITAL ADJUSTMENTS AFFECTING COMMON STOCK.
           ------------------------------------------

          (a) If the outstanding shares of Common Stock of the Corporation are increased, decreased, changed into or exchanged for a different number or kind of shares or other securities of the Corporation or another entity as a result of a recapitalization, reclassification, stock dividend, stock split, amendment to the Corporation's Certificate of

     Incorporation, reverse stock split, merger or consolidation, an appropriate adjustment shall be made in the number and/or kind of securities allocated to the Options previously and subsequently granted under the Plan, without change in the aggregate purchase price applicable to the unexercised portion of the outstanding Options but with a corresponding adjustment in the price for each share or other unit of any security covered by the Options.

          (b) In the event that the Corporation shall declare and pay any dividend with respect to the Common Stock (other than a dividend payable in shares of the Corporation's Common Stock or a regular quarterly cash dividend), including a dividend which results in a nontaxable return of capital to the holders of shares of Common Stock for federal income tax purposes, or otherwise than by dividend makes distribution of property to the holders of its shares of Common Stock, the Committee, in its discretion applied uniformly to all outstanding Options, may adjust the exercise price per share of outstanding Options in such a manner as the Committee may determine to be necessary to reflect the effect of the dividend or other distribution on the fair market value of a share of Common Stock.

          (c) To the extent that the foregoing adjustments described in Sections 16(a) and (b) above relate to particular Options or to particular stock or securities of the Corporation subject to Option under this Plan, such adjustments shall be made by the Committee, whose determination in that respect shall be final and conclusive.

          (d) The grant of an Option pursuant to this Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

          (e) No fractional shares of stock shall be issued under the Plan for any such adjustment.

          (f) Any adjustment made pursuant to this Section 16, shall be made, to the extent practicable, in such manner as not to constitute a modification of any outstanding Incentive Stock Options within the meaning of Section 424(h) of the Code.

     17.   INVESTMENT PURPOSE.  At the discretion of the Committee, any
           ------------------
Option Agreement may provide that the optionee shall, by accepting the Option, represent and agree, for himself and his transferees by will or the laws of descent and distribution, that all shares of stock purchased upon the exercise of the Option will be acquired for investment and not for resale or distribution, and that upon each exercise of any portion of an Option, the person entitled to exercise the same shall furnish evidence of such facts which is satisfactory to the Corporation. Certificates for shares of stock acquired under the Plan may be issued bearing such restrictive legends as the Corporation and its counsel may deem necessary to ensure that the optionee is not an "underwriter" within the meaning of the regulations of the Securities Exchange Commission.

     18.   APPLICATION OF FUNDS.  The proceeds received by the Corporation
           --------------------
from the sale of Common Stock pursuant to Options will be used for general corporate purposes.

     19.   NO OBLIGATION TO EXERCISE.  The granting of an Option shall
           -------------------------
impose no obligation upon the optionee to exercise such Option.

     20.   EFFECTIVE DATE OF PLAN.  The Plan will become effective upon the
           ----------------------
approval of the Plan by the shareholders of the Corporation and receipt of any necessary regulatory approvals.

     21.   TERM OF PLAN.  Options and may be granted pursuant to this Plan
           ------------
from time to time within ten (10) years from the effective date of the Plan.

     22.   TIME OF GRANTING OF OPTIONS.  Nothing contained in the Plan or in
           ---------------------------
any resolution adopted or to be adopted by the Committee or the shareholders of the Corporation and no action taken by the Committee shall constitute the granting of any Option hereunder. The granting of an Option pursuant to the Plan shall take place only when an Option Agreement shall have been duly executed and delivered by and on behalf of the Corporation at the direction of the Committee.

     23.   WITHHOLDING TAXES.  Whenever the Corporation proposes or is
           -----------------
required to cause to be issued or transferred shares of stock, cash or other assets pursuant to this Plan, the Corporation shall have the right to require the optionee to remit to the Corporation an amount sufficient to satisfy any federal, state and/or local withholding tax requirements prior to the issuance of any certificate or certificates for such shares or delivery of such cash or other assets. Alternatively, the Corporation may issue or transfer such shares of stock or make other distributions of cash or other assets net of the number of shares or other amounts sufficient to satisfy the withholding tax requirements. For withholding tax purposes, the shares of stock, cash and other assets to be distributed shall be valued on the date the withholding obligation is incurred.

     24.   TERMINATION AND AMENDMENT.  The Board may at any time alter,
           -------------------------
suspend, terminate or discontinue the Plan, subject to any applicable regulatory requirements and any required stockholder approval or any stockholder approval which the Board may deem advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying applicable stock exchange or quotation system listing requirements. The Board may not, without the consent of the holder of an Option previously granted, make any alteration which would deprive the optionee of his rights with respect thereto.

     25.   CAPTIONS AND HEADINGS; GENDER AND NUMBER.  Captions and paragraph
           ----------------------------------------
headings used herein are for convenience only, do not modify or affect the meaning of any provision herein, are not a part, and shall not serve as a basis for interpretation or construction of, this Plan. As used herein, the masculine gender shall include the feminine and neuter, and the singular number shall include the plural, and vice versa, whenever such meanings are appropriate.

     26.   COST OF PLAN; EXCULPATION AND INDEMNIFICATION.  All costs and
           ---------------------------------------------
expenses incurred in the operation and administration of the Plan shall be borne by the Corporation, the Bank and the Subsidiaries. In connection with this Plan, no member of the Board, no member of the Board of Directors of the Bank, and no member of the Board of Directors of any Subsidiary, and no member of the Committee shall be personally liable for any act or omission to act, nor for any mistake in judgment made in good faith, unless arising out of, or resulting from, such person's own bad faith, willful misconduct or criminal acts. To the extent permitted by applicable law and regulation, the Corporation shall indemnify, defend and hold harmless the members of the Board, the members of the Board of Directors of the Bank and the members of the Board of Directors of any Subsidiary, and members of the Committee, and each other officer or employee of the Bank, the Corporation or of any Subsidiary to whom any power or duty relating to the administration or interpretation of this Plan may be assigned or delegated, from and against any and all liabilities (including any amount paid in settlement of a claim with the approval of the Board), and any costs or expenses (including counsel fees) incurred by such persons arising out of or as a result of, any act or omission to act, in connection with the performance of such person's duties, responsibilities and obligations under this Plan, other than such liabilities, costs, and expenses as may arise out of, or result from the bad faith, willful misconduct or criminal acts of such persons.

     27.   GOVERNING LAW.  Without regard to the principles of conflicts of
           -------------
laws, the laws of the State of North Carolina shall govern and control the validity, interpretation, performance, and enforcement of this Plan.

     28.   INSPECTION OF PLAN.  A copy of this Plan, and any amendments
           ------------------
thereto, shall be maintained by the Secretary of the Corporation and shall be shown to any proper person making inquiry about it.

     29.   OTHER PROVISIONS.  The Option Agreements authorized under this
           ----------------
Plan shall contain such other provisions not inconsistent with the foregoing, including, without limitation, increased restrictions upon the exercise of options, as the Committee may deem advisable.

                                                                      APPENDIX B

                       SCOTLAND SAVINGS BANK, INC., SSB
                MANAGEMENT RECOGNITION PLAN AND TRUST AGREEMENT


     Scotland Savings Bank, Inc., SSB, a North Carolina chartered savings bank (the "Bank"), does herein set forth the terms of its Management Recognition Plan (the "Plan") and Trust (the "Trust") and the Trustees hereby accept this Trust and agree to hold the Trust assets existing on the date of the Agreement and all additions and accretions thereto upon the terms and conditions hereinafter stated.

     Section 1.  Purpose of this Plan.  The purpose of this Plan is to provide
     ----------  --------------------
to the directors, officers and employees (the "Participants") of the Bank and of any corporation or other entity of which the Bank owns, directly or indirectly, not less than fifty percent (50%) of any class of the equity securities thereof (a "Subsidiary"), an ownership interest in the Bank's parent holding company, Scotland Bancorp, Inc. (the "Corporation") by making awards (hereinafter referred to as "Awards" or singularly, "Award") of shares of common stock of the Corporation (the "Common Stock"). The Board of Directors of the Bank (the "Board") and the Board of Directors of the Corporation believe that participation in the ownership of the Corporation will induce Participants to continue to serve the Bank or any Subsidiary as directors, officers and/or employees and encourage them to contribute to the future growth and profits of the Bank and the Corporation. In addition, the existence of this Plan will make it possible for the Bank and its Subsidiaries to attract capable individuals to serve as directors or officers of the Bank and its Subsidiaries. The Board believes that the existence of this Plan will provide incentives to the directors, officers and employees of the Bank and any Subsidiaries which will contribute materially to the success of such companies.

     Section 2.  Administration of this Plan.
     ----------  ---------------------------

     (a) This Plan shall be administered by a committee of the Board (the "Committee") which shall consist of not less than two members of the Board who are "Non-Employee Directors" as defined in Rule 16 b-3(b)(3) of the Rules and Regulations under the Securities Exchange Act of 1934 (the "Exchange Act"). In the absence of a duly appointed Committee, the Plan shall be administered by the Board. The Committee shall have full power and authority to construe, interpret and administer this Plan. All actions, decisions, determinations, or interpretations of the Committee shall be final, conclusive, and binding upon all parties. Members of the Committee shall serve at the pleasure of the Board.

     (b) The Committee shall decide (i) to whom Awards shall be made under this Plan, (ii) the number of shares of Common Stock subject to each award, (iii) the number of additional shares, if any, to be purchased or allocated for the purposes of this Plan, (iv) the determination of leaves of absence which may be granted to Participants without constituting a termination of their employment for purposes of the Plan and (v) such additional terms and conditions for Awards as the Committee shall deem appropriate, including, without limitation, any determinations as to the restrictions or conditions on transfer of shares of Common Stock that are necessary or appropriate to satisfy all applicable securities laws, rules, regulations, and listing requirements.

     (c) The Committee may designate any officers or employees of the Bank or of any Subsidiary to assist in the administration of this Plan. The Committee may authorize such individuals to execute documents on its behalf and may delegate to them such other ministerial and limited discretionary duties as the Committee may see fit.

     (d) Any shares of Common Stock held under this Plan, including without limitation unallocated, undistributed and forfeited shares, shall be held by the Trust.

     (e) The Trustees shall be appointed by the Board.

     Section 3.  Contributions to Trust.
     ----------  ----------------------

     (a) The Board shall determine the amount (or the method of computing the amount) and timing of any contributions by the Bank and any Subsidiaries to the Trust established under this Plan. Such amounts may be paid in cash or in shares of Common Stock and shall be paid to the Trust at the designated time of contribution. No contributions by Participants shall be permitted.

     (b) Subject to Section 9 hereof, the Trustees shall invest all of the Trust's assets primarily in Common Stock. The Trust shall acquire, in the aggregate, 73,600 shares of Common Stock, which is equal to four percent (4%) of the shares of Common Stock issued in connection with the conversion of the Bank from a North Carolina chartered mutual savings bank to a North Carolina chartered stock savings bank on March 29, 1996 (the "Conversion"). Such shares of Common Stock may be purchased by the Trust in the open market, or, subject to approval of the Board of Directors of the Corporation, may be acquired through the issuance by the Corporation to the Trust of authorized but unissued shares of Common Stock on such terms as may be approved by the Committee and the Board of Directors of the Corporation. Such shares (the "Plan Shares") shall be held by the Trust until they have been awarded and distributed pursuant to the terms of this Plan. In the event that the Trust receives cash pursuant to receipt of dividends on Common Stock held by the Trust which has not been awarded to participants, including the receipt of a special cash dividend or return of capital with respect to such shares, then such funds may be used by the Trustees to purchase additional shares of Common Stock available for future award under this Plan or the Trustees may distribute such cash received by the Trust along with the Common Stock upon which it was earned upon the award of such previously unallocated shares.

     (c) The principal of the Trust, and any earnings thereon, shall be held separate and apart from other funds of the Bank and shall be used exclusively for the uses and purposes of Participants and general creditors as herein set forth. Participants and their beneficiaries shall have no preferred claim on, or any beneficial ownership interest in, any assets of the Trust. Any rights created under the Plan and the Trust shall be mere unsecured contractual rights of Participants and their beneficiaries against the Bank. Any assets held by the Trust will be subject to the claims of the Bank's general creditors under federal and state law in the event of insolvency or bankruptcy, as defined in
Section 9(e) herein.

     Section 4.  Eligibility and Award of Plan Shares.
     ----------  ------------------------------------

     (a) The Participants in this Plan to whom Awards may be made shall be the following: members of the Board, members of the Board of Directors of any Subsidiary, and such officers and employees of the Bank and/or of any Subsidiary as may be designated by the Committee.

     (b) As promptly as practicable after a determination is made that an Award of Plan Shares is to be made, the Committee shall notify the Participant in writing of the grant of the Award, the number of Plan Shares covered by the Award, and the terms upon which the Plan Shares subject to the Award shall vest and be distributed to the Participant. Awards of Plan Shares under this Plan shall be effective upon execution and delivery of the Stock Grant Agreement which sets forth the terms and conditions of the Award of Plan Shares (the "Stock Grant Agreement").

     (c) Notwithstanding anything to the contrary contained in Sections 4(a) and 4(b) above, no Participant shall have any right or entitlement to receive a Plan Share Award hereunder, such awards being at the total discretion of the Committee.

     Section 5.  Vesting and Distribution of Plan Shares.
     ----------  ---------------------------------------

     (a) Shares granted under this Plan shall vest and the right of a Participant to the Plan Shares shall be nonforfeitable as determined by the Committee and as set forth in the Stock Grant Agreement.

     (b) In determining the number of shares vested under any applicable vesting schedule, a Participant shall not receive fractional shares. If the product resulting from multiplying the vested percentage times the allocated shares results in a fractional share, then a Participant's vested right shall be rounded down to the nearest whole number of shares.

     (c) In the event any Participant shall no longer be either a director or an employee of the Bank or any Subsidiary for any reason (whichever position resulted in the award, as set forth in the Stock Grant Agreement), other than as provided in Sections 5(d) and 5(e) below, and such Participant does not have a 100% vested interest in his or her shares under the Plan, then any shares which are not vested based upon the applicable schedule set forth in the Stock Grant Agreement shall be forfeited and, provided this Plan has not terminated pursuant to Section 16 below, shall be available again for Awards to Participants as may be determined by the Committee.

     (d) In the event that a Participant shall no longer be an employee or a director of the Bank or any Subsidiary (whichever position resulted in the award, as set forth in the Stock Grant Agreement), because of such Participant's disability or death, prior to the date when all shares allocated to him or her would be 100% vested in accordance with the schedule set forth in the Stock Grant Agreement, then, notwithstanding such vesting schedule, all shares allocated to such Participant shall immediately become fully vested and nonforfeitable. For purposes of this Plan, the term "disability" shall be defined in the same manner as such term is defined in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended (the "Code").

     (e) In the event that a Participant ceases to be an employee or a director of the Bank or a Subsidiary (whichever position resulted in the award, as set forth in the Stock Grant Agreement), for any reason after the occurrence of a "change in control" and prior to the time that all shares allocated to him or her would be 100% vested in accordance with the schedule set forth in the Stock Grant Agreement, then, notwithstanding such vesting schedule, all shares allocated to such Participant shall immediately become fully vested and nonforfeitable. For purposes of this Plan, a "change in control" shall mean (i) a change in control of a nature that would be required to be reported by the Corporation in response to Item 1 of the Current Report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Exchange Act;
(ii) such time as any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) other than the Corporation is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation or Bank representing 25 percent or more of the combined voting power of the outstanding Common Stock of the Corporation or outstanding common stock of the Bank, as applicable; or (iii) individuals who constitute the board of directors of the Corporation or the Board on the date hereof (the "Incumbent Board" and "Incumbent Bank Board," respectively) cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board or Incumbent Bank Board, as applicable, or whose nomination for election by the Corporation's or Bank's shareholders was approved by the Corporation's or Bank's Board of Directors or Nominating Committee, shall be considered as though he or she were a member of the Incumbent Board or Incumbent Bank Board, as applicable; or (iv) either the Corporation or the Bank consolidates or merges with or into another corporation, association or entity or is otherwise reorganized, where neither the Corporation nor the Bank, respectively, is the surviving corporation in such transaction; or (v) all or substantially all of the assets of either the Corporation or the Bank are sold or otherwise transferred to or are acquired by any other entity or group.

     (f) Plan Shares which have vested shall be distributed to the Participant or any transferee permitted by Section 11 (a "Permitted Transferee"), as the case may be, as soon as practicable after such Plan Shares have vested in accordance with the schedule contained in the Stock Grant Agreement.

     (g) The Trustees, the Corporation, the Bank and any Subsidiary shall have the right to require any Participant or Permitted Transferee to remit to the Corporation, the Bank or any Subsidiary an amount sufficient to satisfy any federal, state and/or local withholding tax requirements prior to the delivery or release of any certificate or certificates for Plan Shares or delivery of any cash or other assets with respect to Plan Shares or otherwise pursuant to this Plan. Alternatively, the Trustees, Corporation, Bank and any Subsidiary may deliver or release Shares or make other distributions of cash or other assets net of the number of shares or cash sufficient to satisfy the withholding tax requirements. For withholding tax purposes, the shares of stock, cash and other assets to be distributed shall be valued on the date the withholding obligation is incurred.

     (h) Each Participant receiving an Award of Plan Shares under this Plan shall deliver to the Bank a Stock Grant Agreement, which shall be signed by such Participant.

     Section 6.  Restrictions on Selling of Plan Shares.  Plan Share Awards may
     ----------  --------------------------------------
not be sold, assigned, pledged or otherwise disposed of prior to the time that they are vested and distributed pursuant to the terms of this Plan. The Board of Directors or the Committee may require the Participant or his Permitted Transferee, as the case may be, to agree not to sell or otherwise dispose of his distributed Plan Shares except in accordance with all then applicable federal and state securities laws, and the Board of Directors or the Committee may cause a legend to be placed on the stock certificate(s) representing the distributed Plan Shares in order to restrict the transfer of the distributed Plan Shares for such period of time or under such circumstances as the Board of Directors or the Committee, upon the advice of counsel, may deem appropriate.

     Section 7.  Effect of Award on Status of Participant.  The fact that an
     ----------  ----------------------------------------
Award is made to a Participant under this Plan shall not confer on such Participant any right to continued service on the Board or on the Board of Directors of any Subsidiary, nor any right to continued employment with the Bank or any Subsidiary; nor shall it limit the right of the Bank, the Corporation, or any Subsidiary to remove such Participant from any such boards, or to terminate his or her employment at any time.

     Section 8.  Voting Rights; Dividends; Other Distributions. After an Award
     ----------  ---------------------------------------------
of Plan Shares has been made, the Participant or Permitted Transferee shall be entitled to direct the Trustees as to the voting of the Plan Shares which are covered by the Award and which are not yet vested and distributed to him, subject to rules and procedures adopted by the Committee for this purpose. All shares of Common Stock held by the Trust which have not been awarded under an Award of Plan Shares and shares which have been awarded as to which Participants or Permitted Transferees have not directed the voting shall be voted by the Trustees in the same proportion as the trustees of the Bank's Employee Stock Ownership Plan votes Common Stock held in trust associated therewith, and in the absence of any such voting, shall be voted in the manner directed by the Board of Directors.

     Any cash dividends or other cash or noncash distributions (including special large and nonrecurring dividends and including one that has the effect of a return of capital to the Corporation's stockholders) or stock dividends declared in respect of each unvested Plan Share will be held by the Trustees for the benefit of the Participant or Permitted Transferee on whose behalf such Award is then held by the Trust and such dividends, including any interest thereon, will be paid out proportionately by the Trust to the Participant or Permitted Transferee thereof as soon as practicable after the Plan Shares become vested in accordance with the Stock Grant Agreement, or otherwise. Any cash dividends, cash or noncash distributions or stock dividends declared in respect of each vested Plan Share held by the Trust will be paid by the Trust, as soon as practicable after the Trust's receipt thereof, to the Participant or Permitted Transferee on whose behalf such Plan Share is then held by the Trust. In the event that the Trust receives cash pursuant to receipt of dividends or other distributions on Common Stock held by the Trust and unallocated to participants (including the receipt of a special cash dividend or return of capital) then such funds may be used by the Trust to purchase additional shares of Common Stock available for future award under this Plan, or the Committee or Board may distribute such cash received by the Trust along with the Common Stock upon which it was earned upon the award of such previously unallocated shares.

     Section 9.  Trust.
     ----------  -----

          (a) The Trustees shall receive, hold, administer, invest and make distributions and disbursements from the Trust in accordance with the provisions of this Plan and Trust and the applicable directions, rules, regulations, procedures and policies established by the Board of Directors or the Committee pursuant to the Plan.

          (b) It is the intent of this Plan and Trust that the Trustees shall have complete authority and discretion with respect to the arrangement, control and investment of the Trust, and that the Trustees shall invest all assets of the Trust in Common Stock to the fullest extent practicable, except to the extent that the Trustees determine that the holding of monies in cash or cash equivalents is necessary to meet the obligations of the Trust. In performing their duties, the Trustees shall have the power to do all things and execute such instruments as may be deemed necessary or proper, including the following powers;

               (i) To invest up to one hundred percent (100%) of all Trust assets in Common Stock without regard to any law now or hereafter in force limiting investments for trustees or other fiduciaries. The investment authorized herein may constitute the only investment of the Trust, and in making such investment, the Trustees are authorized to purchase Common Stock from the Corporation or from any other source, and such Common Stock so purchased may be outstanding, newly issued, or treasury shares.

               (ii) To invest any Trust assets not otherwise invested in accordance with (a) above, in deposit accounts and certificates of deposit at the Bank or in obligations of the United States Government or its agencies or such other investments as shall be considered the equivalent of cash.

               (iii) To sell, exchange or otherwise dispose of any property at any time held or acquired by the Trust.

               (iv) To cause stocks, bonds or other securities to be registered in the name of a nominee, without the addition of words indicating that such security is an asset of the Trust (but accurate records shall be maintained showing that such security is an assets of the Trust).

               (v) To hold cash without interest in such amounts as may in the opinion of the Trustees be reasonable for the proper operation of the Plan and Trust.

               (vi) To employ brokers, agents, custodians, consultants and accountants.

               (vii) To hire counsel to render advice with respect to their rights, duties and obligations hereunder, and such other legal services or representation as the Trustees deem desirable.

               (viii) To hold funds and securities representing the amounts to be distributed to a Recipient or his Beneficiary as a consequence of a dispute as to the disposition thereof, whether in a segregated account or held in common with other assets of the Trust.

     Notwithstanding anything herein contained to the contrary, the Trustees shall not be required to make any inventory, appraisal or settlement or report to any court, or to secure any order of court for the exercise of any power herein contained, or give bond.

          (c) The Trustees shall maintain accurate and detailed records and accounts of all transactions of the Trust, which shall be available at all reasonable times for inspection by any legally entitled person or entity to the extent required by applicable law, or by any other person determined by the Board of Directors or the Committee.

          (d) Notwithstanding anything to the contrary in this Plan or Trust, the assets of the Plan and Trust are subject to the payment of the claims of creditors of the Bank in the event of its insolvency or bankruptcy. The Bank is insolvent or bankrupt if it is the subject of a proceeding under the Bankruptcy Code, 11 U.S.C. Section 101 et seq. or is unable to pay its debts. The Board of Directors or the chief executive officer of the Bank must give written notice to the Trustees of the Corporation's bankruptcy or insolvency as soon as practicable following the occurrence of such event. Upon receipt of such notice or other written allegations of the Bank's bankruptcy or insolvency, or in the case of the Trustees' actual knowledge of or determination of the Bank's bankruptcy or insolvency, the Trustees shall discontinue delivery of Trust assets to the Participants or the Bank and shall hold the assets of the Trust for the benefit of the Bank's general creditors and, upon a determination that the Bank is bankrupt or insolvent, shall distribute such assets to or for the benefit of the general creditors. The Trustees shall resume delivery of Trust assets to the Participants or the Bank only after it is determined that the Bank is no longer bankrupt or insolvent. Determination of the bankruptcy or insolvency shall be determined by a court of competent jurisdiction or by an arbitrator selected by and pursuant to rules of the American Arbitration Association upon petition by an interested party.

     Section 10.    Adjustment Upon Changes in Capitalization; Dissolution or
     -----------    ---------------------------------------------------------
Liquidation.  In the event of a change in the number or type of shares of Common
-----------
Stock outstanding, or in the event shares of Common Stock are decreased, changed into or exchanged for securities of a different entity, by reason of a reclassification, recapitalization, reorganization, other similar capital adjustment; by reason of a merger or consolidation of the Corporation; by reason of the sale by the Corporation of all or a substantial portion of its assets; or by reason of the occurrence of any other event which could affect the implementation of this Plan and the realization of its objectives, the number or kind of shares subject to Awards which have occurred, or could occur, under this Plan shall be proportionately and equitably adjusted by the Committee.

     Section 11.    Non-Transferability.
     -----------    -------------------

          Prior to the time Plan Share Awards become vested and are distributed by the Trustees, Plan Share Awards may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution. Notwithstanding the foregoing, or any other provision of this Plan, a Participant who holds Plan Share Awards may transfer such awards to his or her spouse, lineal ascendants, lineal descendants, or to a duly established trust for the benefit of one or more of these individuals. Plan Share Awards so transferred may thereafter be transferred only to the Participant who originally received the grant or to an individual or trust to whom the Participant could have initially transferred the awards pursuant to this Section 11. Plan Share Awards which are transferred pursuant to this
Section 11 shall be subject to the same terms and conditions as applied to the Participant. In addition, such shares may be tendered in response to a tender offer for or a request or invitation to tenders of greater than fifty percent (50%) of the outstanding Common Stock and may be surrendered in a merger, consolidation or share exchange involving the Corporation; provided, however, in each case, that except as otherwise provided herein, the securities or other consideration received in exchange therefor shall thereafter be subject to the restrictions and conditions set forth in this Plan.

     Section 12.    Impact of Award on Other Benefits of Participant.  The value
     -----------    ------------------------------------------------
of any Award, either on the date of the Award or at the time such shares become vested, shall not be includable as compensation or earnings for purposes of any other benefit plan offered by the Bank, the Corporation or any Subsidiary other than any qualified employee benefit plan which provides that such value shall be included as compensation or earnings for purposes of such plan.

     Section 13.    Corporate Action.  The making of an Award under this Plan
     -----------    ----------------
shall not affect in any way the right or power of the Corporation or its shareholders or the Bank or its shareholders or any Subsidiary or its shareholders to make or authorize any adjustment, recapitalization, reorganization, or other change in the Corporation's, the Bank's or any Subsidiary's capital structure or its business, or any merger or consolidation of the Corporation, the Bank or any Subsidiary, or the issuance of any bonds, debentures, preferred or other capital stock or rights with respect thereto, or the dissolution or liquidation of the Corporation, the Bank or any Subsidiary, or any sale or transfer of all or any part of the Corporation's, the Bank's or any Subsidiary's assets or business.

     Section 14.    Exculpation and Indemnification.  In connection with this
     -----------    -------------------------------
Plan, no member of the Board, no member of the Board of Directors of the Corporation, no member of the Committee and no Trustee shall be personally liable for any act or omission to act in his capacity as a member of the Board, the Board of Directors of the Corporation or the Committee or as Trustees, nor for any mistake in judgment made in good faith, unless arising out of, or resulting from, such person's own bad faith, willful misconduct, or criminal acts. To the extent permitted by applicable law and regulation, the Bank shall indemnify, defend and hold harmless the members of the Board, the members of the Board of Directors of the Corporation, the members of the Board of Directors of any Subsidiary, the Committee and each Trustee and each other officer or employee of the Bank, the Corporation or of any Subsidiary to whom any duty or power relating to the administration or interpretation of this Plan may be assigned or delegated, from and against any and all liabilities (including any amount paid in settlement of a claim with the approval of the Board) and any costs or expenses (including counsel fees) incurred by such persons arising out of, or as a result of, any act or omission to act in connection with the performance of such person's duties, responsibilities, and obligations under this Plan, other than such liabilities, costs, and expenses as may arise out of, or result from, the bad faith, willful misconduct, or criminal acts of such persons.

     Section 15.    Amendment and Modification of this Plan.  The Board may at
     -----------    ---------------------------------------
any time, and from time to time, amend or modify this Plan (including the form of Stock Grant Agreement) in any respect, subject to any applicable regulatory requirements and any required stockholder approval or any stockholder approval which the Board may deem advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying applicable stock exchange or quotation system listing requirements. However, any amendment or modification of this Plan shall not in any manner affect any Award of shares theretofore made to a Participant under this Plan without the consent of such Participant or any Permitted Transferee of such Participant.

     Section 16.    Termination and Expiration of this Plan.  This Plan may be
     -----------    ---------------------------------------
abandoned, suspended, or terminated, in whole or in part, at any time by the Board; provided, however, that abandonment, suspension, or termination of this Plan shall not affect any Award theretofore made under this Plan. Unless sooner terminated, this Plan shall terminate at the close of business on the day that is the tenth (10th) anniversary of the date of approval of the Plan by the shareholders of the Corporation; and no Award of shares may be made under this Plan thereafter. Such termination shall not effect any Award of shares theretofore made. In the event that the Board terminates this Plan in whole, any shares held by the Trust which have not been allocated to eligible Participants, together with any other assets held by the Trust, shall revert to the Bank.

     17.  Tax Status of Trust.  It is intended that the trust established hereby
          -------------------
be treated as a Grantor Trust of the Corporation under the provisions of Section 671 et seq. of the Code, as the same may be amended from time to time.
    -- ---

     18.  Miscellaneous.
          -------------

     (a) This Plan has been adopted by the Board to be effective as of the date of approval of the Plan by the shareholders of the Corporation.

     (b) Captions and paragraph headings used herein are for convenience only, do not modify or affect the meaning of any provision herein, are not a part hereof, and shall not serve as a basis for interpretation or construction of this Plan or Trust. As used herein, the masculine gender shall include the feminine and neuter, and the singular number shall include the plural, and vice versa, whenever such meanings are appropriate.

     (c) All costs and expenses incurred in the operation and administration of this Plan shall be borne by the Bank or by a Subsidiary, or in the discretion of the Bank, the Trust.

     (d) Without regard to the principles of conflicts of laws, the laws of the State of North Carolina shall govern and control the validity, interpretation, performance, and enforcement of this Plan and Trust.

     (e) A copy of this Plan, and any amendments thereto, shall be maintained by the Secretary of the Bank and shall be shown to any proper person making inquiry about it.

[X] PLEASE MARK VOTES           REVOCABLE PROXY
    AS IN THIS EXAMPLE       SCOTLAND BANCORP, INC.

                        SPECIAL MEETING OF STOCKHOLDERS
                                 APRIL 17, 1997
                                   4:00 P.M.

  The undersigned hereby appoints the official proxy committee consisting of all the members of the Board of Directors of Scotland Bancorp, Inc. (the
"Company"), each with full power of substitution, to act as attorneys and proxies for the undersigned, and to vote all shares of Common Stock of the Company which the undersigned is entitled to vote only at the Special Meeting of Stockholders, to be held at the offices of the Company, 505 South Main Street, Laurinburg, North Carolina, on April 17, 1997, at 4:00 p.m. and at any and all adjournments thereof, as follows:





  Please be sure to sign and date      -----------------------------------------
    this Proxy in the box below.        Date
--------------------------------------------------------------------------------


-----Stockholder sign above-----Co-Holder (if any) sign above-------------------



                                                 FOR       AGAINST      ABSTAIN

1. The approval of the Scotland Bancorp,         [_]         [_]          [_]
   Inc. Stock Option Plan.

2. The approval of the Scotland Savings
   Bank, Inc., SSB Management Recognition        [_]         [_]          [_]
   Plan.

PLEASE CHECK BOX IF YOU PLAN TO ATTEND                                    [_]
THE SPECIAL MEETING:

 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.

 IF A PROXY IS RETURNED AND NO INSTRUCTIONS ARE GIVEN, THE PROXY WILL BE VOTED FOR THE SCOTLAND BANCORP, INC. STOCK OPTION PLAN AND THE SCOTLAND SAVINGS BANK, INC., SSB MANAGEMENT RECOGNITION PLAN. IF INSTRUCTIONS ARE GIVEN WITH RESPECT TO ONE BUT NOT BOTH PROPOSALS, (I) SUCH INSTRUCTIONS AS ARE GIVEN WILL BE FOLLOWED AND, (II) THE PROXY WILL BE VOTED FOR THE SCOTLAND BANCORP, INC. STOCK OPTION PLAN AND THE SCOTLAND SAVINGS BANK, INC., SSB MANAGEMENT RECOGNITION PLAN IF NO INSTRUCTIONS ON EITHER PROPOSAL ARE GIVEN. IF ANY OTHER BUSINESS THAT FALLS WITHIN THE PURPOSES SET FORTH IN THE NOTICE OF SPECIAL MEETING IS PRESENTED AT THE SPECIAL MEETING, THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH THE PROXY COMMITTEE'S BEST JUDGMENT.





+                                                                              +

--------------------------------------------------------------------------------

   DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE PAID ENVELOPE PROVIDED.
                             SCOTLAND BANCORP, INC.

--------------------------------------------------------------------------------
               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
 The above signed acknowledges receipt from the Company, prior to the execution of this Proxy, of a Notice of Special Meeting and a Proxy Statement dated March , 1997.
 Please sign exactly as your name appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign, but only one signature is required.

                              PLEASE ACT PROMPTLY
                   SIGN, DATE AND MAIL YOUR PROXY CARD TODAY
--------------------------------------------------------------------------------